SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 2, 2003

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including are code: (813) 228-4111

Co-Registrant

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation	Commission File No.	IRS Employer Identification No.
Tampa Electric Company	Florida	1-5007	59-0475140

Item 5. Other Events

See TECO Energy, Inc.’s press release dated Sept. 2, 2003, filed as Exhibit 99.1 hereto and incorporated by reference, announcing a corporate reorganization for TECO Energy, Inc.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated Sept. 2, 2003 announcing a corporate reorganization for TECO Energy, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 4, 2003	TECO ENERGY, INC.

	By:	/s/ G. L. GILLETTE

G. L. GILLETTE Senior Vice President – Finance and Chief Financial Officer

Date: September 4, 2003	TAMPA ELECTRIC COMPANY

	By:	/s/ G. L. GILLETTE

G. L. GILLETTE Senior Vice President – Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated Sept. 2 2003, announcing a corporate reorganization for TECO Energy, Inc.

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